SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 16, 2002



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  ---------------------                  ------------           ---------------
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
------------------------------------------------------------       ------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Maverick Tube Corporation announced on October 15, 2002 its third quarter 2002 results. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.  REGULATION FD DISCLOSURE

Maverick Tube Corporation will supply certain historical financial information to certain analysts who cover Maverick's common stock during its third quarter 2002 earnings conference call on Wednesday October 16, 2002 at 10:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 16, 2002


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       ----------------------------------
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release Dated October 15, 2002

99.2           Certain Historical Financial Information

                                  EX 99.1 - Press Release Dated October 15, 2002

FOR IMMEDIATE RELEASE                                October 15, 2002
---------------------

For further information contact:                     Pamela G. Boone
                                                     Vice President Finance, CFO
                                                     636-733-1600

--------------------------------------------------------------------------------

                            MAVERICK TUBE CORPORATION
                       Reports Third Quarter 2002 Results

--------------------------------------------------------------------------------

     St. Louis, October 15, 2002 ---- Maverick Tube Corporation (NYSE:MVK) announced today its results for the quarter and nine months ended September 30, 2002. The Company reported third quarter net income of $636,000, or $0.02 per diluted share, compared to net income in the same quarter last year of $11.5 million, or $0.34 per share. For the first nine months of fiscal 2002, the Company recorded net income of $4.0 million or $0.11 per diluted share, compared to net income of $29.7 million, or $0.86 per diluted share, in the prior year period. Included in the net income for the nine months ended September 30, 2002 and 2001 is income of $518,000 and a loss of $11.2 million, respectively, for the disposal of discontinued operations. Net sales were $114.1 and $317.5 million, for the quarter and nine months ended September 30, 2002, respectively, compared to net sales of $135.9 and $423.9 million for the quarter and nine months ended September 30, 2001.

     Total tons of the Company's U.S. energy related products shipped during the third quarter decreased 24%, compared to the third quarter of fiscal 2001. This decrease was primarily due to the decline in drilling rates in the United States of 31% during the quarter compared to the third quarter of fiscal 2001, with a 29% decrease in gas related drilling and a 42% decrease in oil related drilling. Energy shipments and drilling activity in Canada declined during the third quarter, decreasing by 21% and 22%, respectively from a year ago. Third quarter shipments of the Company's industrial products decreased by 15% compared to the third quarter of fiscal 2001.

     Gregg Eisenberg, President and CEO said, "The combination of continuing sluggish demand for our energy products and sharply higher raw material costs offset the benefit of a seasonal improvement in demand in Canada. Competition from inventory liquidations declined, while import competition eased by 35% from a year ago but was up by 46% from last quarter. Maverick's U.S. volume didn't keep up with the 13% increase in domestic industry shipments from the prior quarter, due to our small market position in the increased offshore activity and less than stellar support from our competitors on price increases. Our OCTG volumes in Canada were up by 47%, while drilling increased seasonally by 70% from last quarter. Industrial margins continued to remain stable despite the decrease in volume."

     Eisenberg went on to say, "It is hard to believe that drilling at the end of the quarter lagged 28% below last year's levels, while well head revenue from oil and gas was up by 28%. Many leading indicators suggest that drilling will indeed pick up soon and the stage should be set for a nice rebound in activity. Supplies from imports and inventories are down, so domestic producers should benefit if activity does improve as expected. Finally, we are seeing some indication of a decline in our raw material costs, which should benefit us a few quarters down the road."

     Maverick Tube Corporation is a St. Louis, Missouri, based manufacturer of tubular products used in the energy industry in drilling, production, well servicing and line pipe applications as well as industrial tubing products (HSS, and standard pipe) used in various industrial applications.

     This news release contains forward-looking information that is based on assumptions that are subject to numerous business risks, many of which are beyond the control of the Company. There is no assurance that such assumptions will prove to be accurate. Actual results may differ from these forward looking statements due to numerous factors, including those described under "Risk Factors" and elsewhere in Maverick's Form 10-K for its year ended December 31, 2001.

                               - Table attached -

                            MAVERICK TUBE CORPORATION

                      SELECTED CONSOLIDATED FINANCIAL DATA
                 For the Third Quarter Ended September 30, 2002
        (In thousands, except rig count, tons shipped and per share data)
                                   (Unaudited)

                                                   Third Quarter Ended September 30,           Nine Months Ended September 30,
                                                   ---------------------------------           -------------------------------
                                                          2002          2001                          2002         2001
                                                   ---------------------------------           -------------------------------
Average U.S. Rig Count                                      853         1,241                           826        1,207
Average Canadian Rig Count                                  250           320                           273          363

Tons shipped                                            182,203       230,633                       546,057      700,151

Net sales                                              $114,092      $135,877                      $317,528     $423,913
Gross profit (1)                                         11,056        26,554                        34,229       88,626
Start-up costs (2)                                           --            --                            --        1,101
Income from operations                                    2,146        18,050                         8,742       64,708
Income from continuing operations
  before income taxes and
  extraordinary item                                      1,238        17,253                         6,345       62,320
Income from continuing operations
  before extraordinary item                                 636        11,459                         3,682       40,913
Income (loss) from disposal of
  discontinued operations (3)                                --            --                           518      (11,197)
Income before extraordinary loss                            636        11,459                         4,200       29,716
Extraordinary loss, net of income tax (4)                    --            --                           227           --
Net  income                                                $636       $11,459                        $3,973      $29,716

Basic earnings per share from
  continuing operations before
  extraordinary item                                      $0.02         $0.34                         $0.10        $1.21
Basic earnings per share before
  extraordinary loss                                      $0.02         $0.34                         $0.11        $0.88
Basic earnings per share                                  $0.02         $0.34                         $0.11        $0.88

Diluted earnings per share from
  continuing operations before
  extraordinary item                                      $0.02         $0.34                         $0.10        $1.19
Diluted earnings per share before
  extraordinary loss                                      $0.02         $0.34                         $0.11        $0.86
Diluted earnings per share                                $0.02         $0.34                         $0.11        $0.86

Weighted average number of
  shares deemed outstanding (5)                      41,149,188    34,181,324                    37,578,059   34,448,958

Working capital                                                                                     $140,533    $140,427
Property, plant and equipment-net                                                                    167,887     162,897
Goodwill (6)                                                                                          43,161          --
Total assets                                                                                         444,372     389,391

Long-term debt                                                                                       $17,718     $69,895
Stockholders' equity (5)                                                                             339,563     228,848

Depreciation and amortization                                                                        $14,137     $12,030

(1) During the fourth quarter of fiscal 2001, the Company decided to close the Longview, Washington facility and relocated most of that facility's production equipment to Hickman, Arkansas. During the first quarter of fiscal 2002, the Company incurred additional costs of $681,000 related to the closing of the facility. These costs were included in cost of goods sold, thereby reducing income from continuing operations before extraordinary items by $0.02 per share.

(2) During calendar 2000, the Company constructed a new production facility in Hickman, Arkansas. Start-up costs for the nine months ended September 30, 2001 were $1.1 million. These costs, which were comprised primarily of manufacturing costs incurred prior to the fully integrated operation of the facility, decreased net income for the nine months ended September 30, 2001 by $0.02 per share.

(3) On April 17, 2001, the Company recorded an estimated loss on the anticipated sale of its DOM business of approximately $11.2 million (net of $6.3 million of taxes), or $0.32 per share, including the provision for the loss on disposal and operating losses from January 1, 2001 through the phase-out period. On March 29, 2002, the Company completed the sale of its DOM assets for $8.1 million, consisting of cash in the amount of $1.3 million and the buyer's nine year secured promissory note for the balance. The Company guaranteed certain payment obligations to third parties totaling approximately $1.4 million. In connection with the guarantees, the Company was granted liens and appropriate subrogation rights in the assets conveyed to the buyer. The Company recorded income in the first quarter of 2002 from the disposal of these assets of $518,000 (net of $250,000 of taxes).

(4) On March 29, 2002, the Company obtained a new $150.0 million U.S. and Canadian senior credit facility that repaid and replaced the existing bank borrowings. The Company incurred an extraordinary loss resulting from the establishment of its new credit facility, due to the write-off of bank fees that had been previously deferred of $227,000 (net of $137,000 of taxes) or $0.01 per diluted share.

(5) During the second quarter of 2002, the Company issued 5.8 million of its common shares in an underwritten public offering. The net proceeds of this offering were approximately $80.0 million and were primarily used to pay down indebtedness.

(6) On March 29, 2002, the Company acquired 100 percent of the outstanding capital stock of Precision Tube Holding Corporation. The aggregate purchase price for the Precision Tube stock was $62.3 million, consisting of $60.0 million in cash (which amount includes an upward adjustment to reflect the cash on hand as of the closing date) and 200,000 shares of Maverick common stock valued at $2.3 million. The value of the 200,000 shares of common stock was determined based on the average closing price of Maverick's common stock for the two days prior to and after the announcement of the acquisition. The results of Precision's operations have been included in the consolidated financial statements since the date of acquisition. Precision is a supplier of coiled steel pipe for use in down-hole well servicing and line pipe applications.


10/15/02

                              Ex 99.2 - Certain Historical Financial Information

                                                      3/31/2002    6/30/2002       9/30/2002     12/31/2002        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               818           806            853
    Import Market Share (Estimate)                        22.6%         21.5%          26.8%
    Inventory Change (Estimate)                         (71,887)      (43,473)        52,045                     (63,315)


    Energy Net Selling Price                      $      570.47     $  570.83     $   592.21
    Total Cost/Ton                                $      525.33     $  501.12     $   576.73

Canadian:
    Rig Count                                               383           147            250
    Total OCTG Shipments (Estimate)                     205,135        97,002        147,421                     449,558
    OCTG Import Market Share (Estimate)                   27.2%         34.9%          31.7%
    OCTG Inventory Change (Estimate)                    (59,548)       13,383         16,539                     (29,626)

    Energy Net Selling Price                      $      636.91     $  648.68     $   655.77
    Total Cost/Ton                                $      464.75     $  475.53     $   492.91

Coiled Tubing:

    Energy Net Selling Price                      $           -     $2,621.99     $ 2,715.83
    Total Cost/Ton                                $           -     $2,251.37     $ 2,114.03


    U.S. Domestic Shipments                              74,770        91,042         88,565                     254,377

    Revenues                                      $      42,654     $  51,970     $   52,449                  $  147,073
    Costs                                                39,279        45,623         51,078                     135,981
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,375     $   6,347     $    1,370                  $   11,092
    Gross Profit Margin                                    7.9%         12.2%           2.6%                        7.5%


    Canadian Shipments                                   61,733        32,548         50,204                     144,485

    Revenues                                      $      39,319     $  21,113     $   32,922                  $   93,354
    Costs                                                28,690        15,478         24,746                      68,914
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      10,628     $   5,636     $    8,176                  $   24,440
    Gross Profit Margin                                   27.0%         26.7%          24.8%                       26.2%


    Coiled Tubing:

    Coiled Tubing Shipments                                   -         3,395          3,648                       7,043

    Revenues                                      $           -     $   8,902     $    9,907                  $   18,809
    Costs                                                     -         7,522          7,712                      15,234
                                              --------------------------------------------------------------------------
    Gross Profit                                  $           -     $   1,379          2,195                  $    3,575
    Gross Profit Margin                                    0.0%        15.50%         22.16%                      19.01%


    Total Energy Shipments                              136,503       126,985        142,417                     405,905
    Total Energy Revenues                         $      81,973     $  81,985     $   95,278                  $  259,236
    Total Energy Costs                                   67,970        68,623         83,536                     220,129
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      14,003     $  13,362     $   11,742                  $   39,107
    Total Energy Gross Profit Margin                      17.1%         16.3%          12.3%                       15.1%

Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      390.54     $  411.25     $   497.06
    Total Cost Per Ton                            $      387.15     $  344.45     $   419.30

Canadian:
    Industrial Products Net Selling Price         $      424.16     $  478.20     $   546.44
    Total Cost Per Ton                            $      421.76     $  441.00     $   462.55


    U.S. Domestic Shipments                              39,425        40,763         33,200                     113,388

    Revenues                                      $      15,397     $  16,764     $   16,764                  $   48,663
    Costs                                                15,263        14,041         13,921                      43,225
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         134     $   2,723     $    2,582                  $    5,438
    Gross Profit Margin                                    0.9%         16.2%          15.6%                      11.2%%


    Canadian Shipments                                    5,426         8,037          3,664                      17,127

    Revenues                                      $       2,301     $   3,844     $    2,002                  $    8,147
    Costs                                                 2,288         3,545          1,695                       7,527
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          13     $     299     $      307                  $      619
    Gross Profit Margin                                    0.6%          7.8%          15.4%                        7.6%


    Total Industrial Shipments                           44,851        48,800                                    130,515
    Total Industrial Revenues                     $      17,698     $  20,607     $   18,504                  $   56,810
    Total Industrial Costs                               17,552        17,585         15,615                      50,752
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $         147    $    3,022     $    2,889                  $    6,058
    Total Industrial Gross Profit Margin                   0.8%         14.7%          15.6%                       10.7%


Other:
Assumptions:
    Tolling Selling Volume                                3,129         3,585          2,922                       9,636
    Tolling Net Selling Price                     $      167.60     $  180.63     $   105.72
    Tolling Other Cost/Ton                        $      152.07     $  135.61     $   104.15

    Revenues                                      $         524     $     648     $      309                  $    1,481
    Costs                                                   476           486            304                       1,266
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          49     $     161     $        5                  $      215
    Gross Profit Margin                                    9.3%         24.9%           1.5%                       14.5%


    Consolidated Volume                                 184,483       179,371        182,203                     363,853
    Consolidated Net Sales                        $     100,196     $ 103,240     $  114,092                  $  317,528
    Consolidated Gross Profit                            14,199        16,545         14,636                      45,380
    Consolidated Gross Profit Margin                      14.2%         16.0%          12.8%                       14.3%

    Canadian Depreciation - COGS                            624           648            675                       1,947

    U.S. Domestic Depreciation - COGS                     2,629         3,670          2,904                       9,203

    U.S. Domestic Depreciation - SG&A                       758           319          1,056                       2,133

    Selling, General & Administrative                     6,106         9,394          7,855                      23,355

    Interest Expense (Net)                                  595           894            908                       2,397

    Income (Loss) Before Income Taxes                     3,487         1,620          1,238                       6,345

    Taxes                                                 1,421           640            602                       2,663

    Tax Effected Discontinued DOM Operations               (518)            -              -                        (518)

    Income (Loss) Before Extraordinary Items              2,584           980            636                       4,200

    Extraordinary Item (net of Income Tax)                  227             -              -                         227
                                              --------------------------------------------------------------------------
    Net Income                                    $       2,357     $     980     $      636                  $    3,973
                                              ==========================================================================
    EPS                                           $        0.07     $    0.03     $     0.02                  $     0.11
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 33,525,942    37,974,412     41,149,188

                                                      3/31/2001    6/30/2001       9/30/2001     12/31/2001        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                             1,139         1,237          1,241          1,008
    Import Market Share (Estimate)                        27.3%         29.6%          32.3%          28.5%
    Inventory Change (Estimate)                           9,411        89,478        (22,029)       (91,509)     (14,649)


    Energy Net Selling Price                      $      695.20     $  655.39     $   640.17      $  628.25
    Total Cost/Ton                                $      540.49     $  476.07     $   502.59      $  528.50

Canadian:
    Rig Count                                               515           252            320            278
    Total OCTG Shipments (Estimate)                     213,649       129,570        131,961        156,613      631,793
    OCTG Import Market Share (Estimate)                   30.0%         28.0%          37.0%          36.0%
    OCTG Inventory Change (Estimate)                    (14,566)      (35,666)        11,089         12,136      (27,007)

    Energy Net Selling Price                      $      702.38     $  655.49     $   659.97      $  614.69
    Total Cost/Ton                                $      504.72     $  463.39     $   462.59      $  446.94


    U.S. Domestic Shipments                              99,758       115,319        116,328         84,336      415,741

    Revenues                                      $      69,352     $  75,579     $   74,470      $  52,984   $  272,385
    Costs                                                53,919        54,901         58,465         44,572      211,856
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      15,434     $  20,678     $   16,005      $   8,412   $   60,529
    Gross Profit Margin                                   22.3%         27.4%          21.5%          15.9%        22.2%


    Canadian Shipments                                   87,901        56,977         63,728         55,883      264,489

    Revenues                                      $      61,740     $  37,348     $   42,058      $  34,351   $  175,497
    Costs                                                44,365        26,403         29,480         24,977      125,224
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      17,374     $  10,945     $   12,579      $   9,374   $   50,272
    Gross Profit Margin                                   28.1%         29.3%          29.9%          27.3%        28.6%


    Total Energy Shipments                              187,659       172,296        180,056        140,219      680,230
    Total Energy Revenues                         $     131,092     $ 112,926     $  116,528      $  87,335   $  447,881
    Total Energy Costs                                   98,284        81,303         87,945         69,548      337,081
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      32,808     $  31,623     $   28,583      $  17,787   $  110,801
    Total Energy Gross Profit Margin                      25.0%         28.0%          24.5%          20.4%        24.7%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      422.93     $  423.17     $   401.45      $  395.64
    Total Cost Per Ton                            $      395.36     $  390.94     $   401.16      $  377.42

Canadian:
    Industrial Products Net Selling Price         $      436.28     $  416.00     $   400.27      $  358.64
    Total Cost Per Ton                            $      438.11     $  361.94     $   378.92      $  436.02


    U.S. Domestic Shipments                              37,598        38,903         37,528         38,109      152,139

    Revenues                                      $      15,901     $  16,463     $   15,066      $  15,077   $   62,507
    Costs                                                14,865        15,209         15,055         14,383       59,512
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,037     $   1,254     $       11      $     694   $    2,995
    Gross Profit Margin                                    6.5%          7.6%           0.1%           4.6%         4.8%


    Canadian Shipments                                   11,632         8,008          6,053          5,011       30,704

    Revenues                                      $       5,075     $   3,331     $    2,423      $   1,797   $   12,626
    Costs                                                 5,096         2,898          2,294          2,185       12,473
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         (21)    $     433     $      129      $    (388)  $      153
    Gross Profit Margin                                   -0.4%         13.0%           5.3%         -21.6%         1.2%


    Total Industrial Shipments                           49,230        46,911         43,581         43,120      182,842
    Total Industrial Revenues                     $      20,976     $  19,794     $   17,489      $  16,874   $   75,133
    Total Industrial Costs                               19,961        18,107         17,348         16,568       71,984
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,015     $   1,687     $      140      $     307   $    3,149
    Total Industrial Gross Profit Margin                   4.8%          8.5%           0.8%           1.8%         4.2%

Other:
Assumptions:
    Tolling Selling Volume                                7,310         6,112          6,996          3,502       23,919
    Tolling Net Selling Price                     $      192.41     $  301.21     $   265.91      $  138.15
    Tolling Other Cost/Ton                        $      148.25     $  151.04     $    73.78      $  139.00

    Revenues                                      $       1,406     $   1,841     $    1,860      $     484   $    5,591
    Costs                                                 1,084           923            516            487        3,010
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         323     $     918     $    1,344      $      (3)  $    2,582
    Gross Profit Margin                                   23.0%         49.9%          72.3%          -0.6%        46.2%


    Consolidated Volume                                 244,198       225,320        230,633        186,841      886,991
    Consolidated Net Sales                        $     153,474     $ 134,561     $  135,877      $ 104,693   $  528,606
    Consolidated Gross Profit                            34,146        34,226         30,068         18,090      116,531
    Consolidated Gross Profit Margin                      22.2%         25.4%          22.1%          17.3%        22.0%

    Start-Up                                              1,064            37              -              -        1,101

    Canadian Depreciation - COGS                          1,258         1,240          1,206          1,175        4,879

    U.S. Domestic Depreciation - COGS                     1,807         1,996          2,308          2,451        8,562

    U.S. Domestic Depreciation - SG&A                       361           386            390            264        1,401

    Selling, General & Administrative                     6,093         7,473          6,666          7,291       27,523

    Interest Expense (Net)                                  657           934            797            702        3,090

    Income (Loss) Before Income Taxes                    22,906        22,160         18,701          6,207       69,975

    Taxes                                                 7,882         7,731          6,344          2,288       24,245

    Tax Effected Discontinued DOM Operations             11,197             -              -              -       11,197

    Tax Effected Restructuring Charge                         -             -              -          5,594        5,594

    Tax Effected Transaction Costs                            -             -            898              -          898
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       3,827     $  14,429     $   11,459      $  (1,675)  $   28,041
                                              ==========================================================================
    EPS                                           $        0.11     $    0.42     $     0.34      $   (0.05)  $     0.82
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,574,692    34,590,068     34,181,324     32,805,819

                                                      3/31/2000    6/30/2000       9/30/2000     12/31/2000        Total
                                             ---------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               770           842            981           1076
    Import Market Share (Estimate)                        28.0%         30.7%          30.3%          34.8%
    Inventory Change (Estimate)                         101,000       120,000         81,000        133,602      435,602

    Energy Net Selling Price                      $      612.40     $  631.17     $   673.20      $  684.34
    Total Cost/Ton                                $      547.22     $  540.92     $   558.46      $  563.85


Canadian:
    Rig Count                                               469           216            313            380
    Total OCTG Shipments (Estimate)                     196,528       156,630        172,598        212,801      738,557
    OCTG Import Market Share (Estimate)                   38.0%         36.0%          31.0%          39.0%
    OCTG Inventory Change (Estimate)                     13,548        13,973        (12,943)       (11,321)       3,257

    Energy Net Selling Price                      $      747.34     $  710.55     $   703.97      $  673.51
    Total Cost/Ton                                $      570.97     $  565.74     $   597.70      $  530.39


    U.S. Domestic Shipments                              79,948        84,935         92,268         84,459      341,610

    Revenues                                      $      48,960     $  53,608     $   62,115      $  57,804   $  222,487
    Costs                                                43,749        45,943         51,528         47,622      188,841
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       5,211     $   7,665     $   10,587      $  10,182   $   33,646
    Gross Profit Margin                                   10.6%         14.3%          17.0%          17.6%        15.1%


    Canadian Shipments                                   81,994        67,253         70,181        105,664      325,092

    Revenues                                      $      58,868     $  47,787     $   49,405      $  71,167   $  227,227
    Costs                                                46,816        38,047         41,947         56,043      182,854
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      12,051     $   9,739     $    7,458      $  15,123   $   44,373
    Gross Profit Margin                                   20.5%         20.4%          15.1%          21.3%        19.5%


    Total Energy Shipments                              161,942       152,188        162,449        190,123      666,702
    Total Energy Revenues                         $     107,828     $ 101,395     $  111,520      $ 128,970   $  449,714
    Total Energy Costs                                   90,565        83,990         93,475        103,665      371,695
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      17,263     $  17,405     $   18,046      $  25,305   $   78,019
    Total Energy Gross Profit Margin                      16.0%         17.2%          16.2%          19.6%        17.3%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      448.52     $  462.26     $   467.29      $  444.05
    Total Cost Per Ton                            $      409.89     $  426.62     $   434.38      $  413.70

Canadian:
    Industrial Products Net Selling Price         $      467.62     $  499.22     $   445.74      $  473.58
    Total Cost Per Ton                            $      459.37     $  399.97     $   449.54      $  463.24

    U.S. Domestic Shipments                              40,199        35,778         36,115         44,988      157,080

    Revenues                                      $      18,030     $  16,539     $   16,876      $  19,977   $   71,422
    Costs                                                16,477        15,264         15,688         18,612       66,040
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,553     $   1,275     $    1,188      $   1,366   $    5,382
    Gross Profit Margin                                    8.6%          7.7%           7.0%           6.8%         7.5%


    Canadian Shipments                                   11,760        10,231          9,869          9,144       41,004

    Revenues                                      $       5,499     $   5,107     $    4,399      $   4,331   $   19,337
    Costs                                                 5,402         4,092          4,436          4,236       18,167
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          97     $   1,015     $      (37)     $      95   $    1,170
    Gross Profit Margin                                    1.8%         19.9%          -0.8%           2.2%         6.0%

    Total Industrial Shipments                           51,959        46,009         45,984         54,132      198,084
    Total Industrial Revenues                     $      23,529     $  21,646     $   21,276      $  24,308   $   90,759
    Total Industrial Costs                               21,879        19,356         20,124         22,848       84,207
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,650     $   2,290     $    1,151      $   1,460   $    6,552
    Total Industrial Gross Profit Margin                   7.0%         10.6%           5.4%           6.0%         7.2%

Other:
Assumptions:
    Tolling Selling Volume                                7,907         1,842          5,437         11,258       26,444
    Tolling Net Selling Price                     $      149.55     $  170.20     $   217.76      $  155.77
    Tolling Other Cost/Ton                        $      113.26     $  149.03     $   143.51      $   92.44


    Revenues                                      $       1,183     $     314     $    1,184      $   1,753   $    4,433
    Costs                                                   896           275            780          1,041        2,991
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         287     $      39     $      404      $     713   $    1,442
    Gross Profit Margin                                   24.3%         12.4%          34.1%          40.6%        32.5%


    Consolidated Volume                                 221,808       200,039        213,870        255,513      891,230
    Consolidated Net Sales                        $     132,540     $ 123,355     $  133,980      $ 155,032   $  544,906
    Consolidated Gross Profit                            19,154        19,772         19,609         27,480       86,012
    Consolidated Gross Profit Margin                      14.5%         16.0%          14.6%          17.7%        15.8%

    Start-Up                                                  -             -            615           (348)         267

    Canadian Depreciation - COGS                          1,159         1,145          1,249          1,259        4,812

    U.S. Domestic Depreciation - COGS                     1,510         1,517          1,552          1,800        6,379

    U.S. Domestic Depreciation - SG&A                       379           417            298            317        1,411

    Selling, General & Administrative                     5,299         6,011          5,792          6,656       23,758

    Interest Expense (Net)                                  549           839            731          1,023        3,142

    Income Before Income Taxes                           10,257         9,844          9,372         16,773       46,246

    Taxes                                                 4,099         3,460          3,077          6,097       16,734

    Tax Effected Discontinued DOM Operations                604           160            566            790        2,120

    Tax Effected Transaction Costs                            -             -          9,436              -        9,436

    Tax Effected Inventory Reserve
    Adjustments                                               -             -          1,391              -        1,391
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       5,554     $   6,224     $   (5,098)     $   9,886   $   16,565
                                              ==========================================================================
    EPS                                           $        0.16     $    0.18     $    (0.15)     $    0.29   $     0.48
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,486,696    34,596,811     33,674,011     34,477,166

                                                      3/31/1999    6/30/1999       9/30/1999     12/31/1999        Total
                                             ---------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               554           524            649            775
    Import Market Share (Estimate)                         9.2%          8.6%           7.1%          17.0%
    Inventory Change (Estimate)                         (66,000)      (79,377)       (24,000)        15,000     (154,377)

    Energy Net Selling Price                      $      552.36     $  529.37     $   526.07      $  554.64
    Total Cost/Ton                                $      583.84     $  523.18     $   494.43      $  514.69


Canadian:
    Rig Count                                               290           104            253            337
    Total OCTG Shipments (Estimate)                      80,358        62,611        135,694        184,968      463,632
    OCTG Import Market Share (Estimate)                   26.0%         37.0%          30.0%          40.0%
    OCTG Inventory Change (Estimate)                    (24,548)      (25,945)         1,432         54,574        5,512

    Energy Net Selling Price                      $      682.16     $  655.71     $   639.01      $  653.20
    Total Cost/Ton                                $      578.61     $  559.15     $   550.99      $  538.77



    U.S. Domestic Shipments                              30,243        47,413         66,662         89,450      233,768

    Revenues                                      $      16,705     $  25,099     $   35,069      $  49,612   $  126,485
    Costs                                                17,657        24,806         32,960         46,039      121,462
                                              --------------------------------------------------------------------------
    Gross Profit                                  $        (952)    $     293     $    2,109      $   3,573   $    5,023
    Gross Profit Margin                                   -5.7%          1.2%           6.0%           7.2%         4.0%


    Canadian Shipments                                   35,751        22,891         47,022         82,425      188,089

    Revenues                                      $      24,388     $  15,010     $   30,048      $  53,840   $  123,285
    Costs                                                20,686        12,800         25,909         44,408      103,802
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,702     $   2,210     $    4,139      $   9,432   $   19,483
    Gross Profit Margin                                   15.2%         14.7%          13.8%          17.5%        15.8%

    Total Energy Shipments                               65,994        70,304        113,684        171,875      421,857
    Total Energy Revenues                         $      41,093     $  40,109     $   65,116      $ 103,452   $  249,770
    Total Energy Costs                                   38,343        37,605         58,869         90,447      225,264
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $       2,750     $   2,504     $    6,248      $  13,005   $   24,509
    Total Energy Gross Profit Margin                       6.7%          6.2%           9.6%          12.6%         9.8%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      433.35     $  418.92     $   437.57      $  436.67
    Total Cost Per Ton                            $      389.68     $  371.94     $   385.38      $  404.09


Canadian:
    Industrial Products Net Selling Price         $      477.55     $  462.48     $   450.11      $  456.95
    Total Cost Per Ton                            $      475.03     $  455.28     $   472.03      $  438.02



    U.S. Domestic Shipments                              37,829        37,131         37,804         40,351      153,115

    Revenues                                      $      16,393     $  15,555     $   16,542      $  17,620   $   66,110
    Costs                                                14,741        13,811         14,569         16,306       59,426
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,652     $   1,744     $    1,973      $   1,315   $    6,684
    Gross Profit Margin                                   10.1%         11.2%          11.9%           7.5%        10.1%


    Canadian Shipments                                    5,723         8,624         12,329         11,457       38,133

    Revenues                                      $       2,733     $   3,989     $    5,550      $   5,235   $   17,507
    Costs                                                 2,719         3,926          5,820          5,018       17,483
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          15     $      63     $     (270)     $     217   $       24
    Gross Profit Margin                                    0.5%          1.6%          -4.9%           4.1%         0.1%


    Total Industrial Shipments                           43,552        45,755         50,133         51,808      191,248
    Total Industrial Revenues                     $      19,127     $  19,544     $   22,092      $  22,855   $   83,617
    Total Industrial Costs                               17,460        17,737         20,388         21,324       76,909
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,667     $   1,807     $    1,703      $   1,531   $    6,708
    Total Industrial Gross Profit Margin                   8.7%          9.2%           7.7%           6.7%         8.0%

Other:
Assumptions:
    Tolling Selling Volume                                    -             -          3,642          5,984        9,626
    Tolling Net Selling Price                     $           -     $       -     $   148.65      $  144.44
    Tolling Other Cost/Ton                        $           -     $       -     $   115.74      $  114.83

    Revenues                                      $          (2)    $       -     $      541      $     864   $    1,403
    Costs                                                  (189)            -            422            687          920
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         186     $       -     $      120      $     177   $      484
    Gross Profit Margin                                -7616.8%          0.0%          22.1%          20.5%        34.5%


    Consolidated Volume                                 109,546       116,059        167,459        229,667      622,731
    Consolidated Net Sales                        $      60,217     $  59,652     $   87,749      $ 127,172   $  334,791
    Consolidated Gross Profit                             4,603         4,310          8,071         14,713       31,698
    Consolidated Gross Profit Margin                       7.6%          7.2%           9.2%          11.6%         9.5%

    Start-Up                                              1,231           826            967              1        3,024

    Canadian Depreciation - COGS                            629         1,108          1,124          1,211        4,072

    U.S. Domestic Depreciation - COGS                     1,554         1,564          1,590          1,633        6,341

    U.S. Domestic Depreciation - SG&A                       151           125            187            114          577

    Selling, General & Administrative                     5,171         4,870          4,940          7,118       22,099

    Interest Expense (Net)                                  433           447            601            257        1,738

    Income (Loss) Before Income Taxes                    (4,565)       (4,629)        (1,338)         4,380       (6,153)

    Taxes                                                (1,497)       (1,309)           103          2,130         (573)

    Tax Effected Discontinued DOM Operations                  -             -              -            687          687
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $      (3,068)    $  (3,320)    $   (1,441)     $   1,563   $   (6,267)
                                              ==========================================================================
    EPS                                           $       (0.10)    $   (0.11)    $    (0.05)     $    0.05   $    (0.21)
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,159,971    31,159,971     31,160,536     34,248,990

                                                      3/31/1998    6/30/1998       9/30/1998     12/31/1998        Total
                                              --------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               968           864            796            692
    Import Market Share (Estimate)                        19.9%         17.5%          21.3%          11.3%
    Inventory Change (Estimate)                          65,000        83,343        (70,000)      (153,000)     (74,657)

    Energy Net Selling Price                      $      719.97     $  708.42     $   662.05      $  614.95
    Total Cost/Ton                                $      601.90     $  611.64     $   612.14      $  614.16

Canadian:
    Rig Count                                               459           174            205            201
    Total OCTG Shipments (Estimate)                     222,997       102,515         97,003         84,106      506,622
    OCTG Import Market Share (Estimate)                   34.0%         32.0%          31.0%          23.0%
    OCTG Inventory Change (Estimate)                     64,454         2,197        (26,636)       (16,140)      22,993

    Energy Net Selling Price                      $      774.31     $  762.86     $   716.06      $  684.78
    Total Cost/Ton                                $      617.46     $  591.29     $   568.46      $  561.67


    U.S. Domestic Shipments                              69,045        51,849         47,587         40,640      209,121

    Revenues                                      $      49,710     $  36,731     $   31,505      $  24,992   $  142,937
    Costs                                                41,559        31,713         29,130         24,960      127,361
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       8,152     $   5,018     $    2,375      $      32   $   15,577
    Gross Profit Margin                                   16.4%         13.7%           7.5%           0.1%        10.9%


    Canadian Shipments                                   52,139        25,784         28,100         36,255      142,278

    Revenues                                      $      40,372     $  19,670     $   20,121      $  24,827   $  104,989
    Costs                                                32,194        15,246         15,974         20,363       83,777
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       8,178     $   4,424     $    4,148      $   4,464   $   21,213
    Gross Profit Margin                                   20.3%         22.5%          20.6%          18.0%        20.2%

    Total Energy Shipments                              121,184        77,633         75,687         76,895      351,399
    Total Energy Revenues                         $      90,082     $  56,400     $   51,626      $  49,818   $  247,927
    Total Energy Costs                                   73,752        46,958         45,104         45,323      211,137
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      16,330     $   9,442     $    6,523      $   4,496   $   36,790
    Total Energy Gross Profit Margin                      18.1%         16.7%          12.6%           9.0%        14.8%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      494.04     $  482.79     $   477.98      $  458.79
    Total Cost Per Ton                            $      408.95     $  426.35     $   418.98      $  403.69

Canadian:
    Industrial Products Net Selling Price         $      599.99     $  556.56     $   502.30      $  487.07
    Total Cost Per Ton                            $      591.15     $  559.21     $   540.40      $  497.64

    U.S. Domestic Shipments                              42,178        41,134         42,319         35,511      161,142

    Revenues                                      $      20,838     $  19,859     $   20,268      $  16,332   $   77,297
    Costs                                                17,249        17,537         17,731         14,335       66,852
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,589     $   2,322     $    2,537      $   1,997   $   10,445
    Gross Profit Margin                                   17.2%         11.7%          12.5%          12.2%        13.5%


    Canadian Shipments                                    5,409         5,333          4,814          5,735       21,291

    Revenues                                      $       3,245     $   2,968     $    2,418      $   2,794   $   11,425
    Costs                                                 3,198         2,982          2,601          2,854       11,635
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          48     $     (14)    $     (183)     $     (60)  $     (210)
    Gross Profit Margin                                    1.5%         -0.5%          -7.6%          -2.2%        -1.8%

    Total Industrial Shipments                           47,587        46,467         47,133         41,246      182,433
    Total Industrial Revenues                     $      24,083     $  22,827     $   22,686      $  19,126   $   88,722
    Total Industrial Costs                               20,446        20,520         20,332         17,189       78,488
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       3,637     $   2,307     $    2,354      $   1,936   $   10,235
    Total Industrial Gross Profit Margin                  15.1%         10.1%          10.4%          10.1%        11.5%

Other:
Assumptions:
    Tolling Selling Volume                                8,892         3,516          2,804          2,339       17,551
    Tolling Net Selling Price                     $      149.01     $  157.11     $   146.11      $  154.35
    Tolling Other Cost/Ton                        $      109.99     $  131.03     $   120.95      $  114.97


    Revenues                                      $       1,325     $     552     $      410      $     361   $    2,648
    Costs                                                   978           461            339            269        2,047
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         347     $      92     $       71      $      92   $      601
    Gross Profit Margin                                   26.2%         16.6%          17.2%          25.5%        22.7%


    Consolidated Volume                                 177,663       127,616        125,624        120,480      551,383
    Consolidated Net Sales                        $     115,490     $  79,780     $   74,722      $  69,305   $  339,297
    Consolidated Gross Profit                            20,314        11,841          8,947          6,524       47,626
    Consolidated Gross Profit Margin                      17.6%         14.8%          12.0%           9.4%        14.0%

    Start-Up                                                  -             -              -          1,465        1,465

    Canadian Depreciation - COGS                            621           601            546            614        2,383

    U.S. Domestic Depreciation - COGS                     1,412         1,669          1,334          1,284        5,699

    U.S. Domestic Depreciation - SG&A                       115           117            117            125          474

    Selling, General & Administrative                     4,173         4,558          6,730          4,548       20,008

    Interest Expense (Net)                                  153           459            515            411        1,537

    Income (Loss)Before Income Taxes                     13,840         4,437           (295)        (1,922)      16,060

    Taxes                                                 4,892         1,529           (394)          (331)       5,695
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       8,948     $   2,907     $      100      $  (1,590)  $   10,365
                                              ==========================================================================
    EPS                                           $        0.28     $    0.09     $     0.00      $   (0.05)  $     0.33
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,678,128    31,632,488     31,399,074     31,159,971

                                                      3/31/1997    6/30/1997       9/30/1997     12/31/1997        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               853           933            992            997
    Import Market Share (Estimate)                       19.43%        17.35%         19.52%         18.88%
    Inventory Change (Estimate)                          72,000       173,000         35,000         69,000      349,000

    Energy Net Selling Price                      $      658.14     $  670.46     $   691.03      $  705.75
    Total Cost/Ton                                $      570.66     $  568.68     $   551.71      $  580.81


Canadian:
    Rig Count                                               395           255            398            451
    Total OCTG Shipments (Estimate)                     196,211       148,812        212,746        251,327      809,096
    OCTG Import Market Share (Estimate)                   31.0%         24.0%          23.0%          32.0%
    OCTG Inventory Change (Estimate)                      2,315        21,495          3,638         37,148       62,281

    Energy Net Selling Price                      $      775.53     $  760.00     $   763.17      $  755.87
    Total Cost/Ton                                $      596.52     $  591.61     $   594.74      $  580.53



    U.S. Domestic Shipments                              75,090        85,569         96,918         94,767      352,344

    Revenues                                      $      49,418     $  57,370     $   66,973      $  66,882   $  240,644
    Costs                                                42,851        48,661         53,471         55,041      200,024
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       6,567     $   8,709     $   13,503      $  11,841   $   40,620
    Gross Profit Margin                                   13.3%         15.2%          20.2%          17.7%        16.9%


    Canadian Shipments                                   78,017        63,949         72,687         86,271      300,924

    Revenues                                      $      60,505     $  48,601     $   55,473      $  65,210   $  229,788
    Costs                                                46,539        37,833         43,230         50,083      177,685
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      13,966     $  10,768     $   12,243      $  15,127   $   52,104
    Gross Profit Margin                                   23.1%         22.2%          22.1%          23.2%        22.7%

    Total Energy Shipments                              153,107       149,518        169,605        181,038      653,268
    Total Energy Revenues                         $     109,923     $ 105,971     $  122,446      $ 132,092   $  470,432
    Total Energy Costs                                   89,390        86,494         96,700        105,124      377,708
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      20,533     $  19,478     $   25,745      $  26,968   $   92,724
    Total Energy Gross Profit Margin                      18.7%         18.4%          21.0%          20.4%        19.7%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      496.67     $  500.52     $   497.34      $  498.19
    Total Cost Per Ton                            $      428.66     $  431.26     $   437.48      $  416.33

Canadian:
    Industrial Products Net Selling Price         $      659.27     $  643.69     $   639.00      $  586.65
    Total Cost Per Ton                            $      564.99     $  596.69     $   550.81      $  504.02

    U.S. Domestic Shipments                              34,972        34,561         36,813         39,342      145,688

    Revenues                                      $      17,370     $  17,298     $   18,308      $  19,600   $   72,577
    Costs                                                14,991        14,905         16,105         16,379       62,380
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       2,379     $   2,393     $    2,204      $   3,221   $   10,197
    Gross Profit Margin                                   13.7%         13.8%          12.0%          16.4%        14.0%


    Canadian Shipments                                    7,636         7,648          6,826          6,038       28,148

    Revenues                                      $       5,034     $   4,923     $    4,362      $   3,542   $   17,861
    Costs                                                 4,314         4,563          3,760          3,043       15,681
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         720     $     359     $      602      $     499   $    2,180
    Gross Profit Margin                                   14.3%          7.3%          13.8%          14.1%        12.2%


    Total Industrial Shipments                           42,608        42,209         43,639         45,380      173,836
    Total Industrial Revenues                     $      22,404     $  22,221     $   22,670      $  23,142   $   90,437
    Total Industrial Costs                               19,305        19,468         19,865         19,422       78,061
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       3,099     $   2,753     $    2,806      $   3,720   $   12,377
    Total Industrial Gross Profit Margin                  13.8%         12.4%          12.4%          16.1%        13.7%

Other:
Assumptions:
    Tolling Selling Volume                               11,546         5,358         12,024         14,029       42,957
    Tolling Net Selling Price                     $      161.00     $  163.18     $   152.95      $  144.07
    Tolling Other Cost/Ton                        $       96.10     $  103.39     $    98.21      $   82.61

    Revenues                                      $       1,859     $     874     $    1,839      $   2,021   $    6,594
    Costs                                                 1,110           554          1,181          1,159        4,003
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         749     $     320     $      658      $     862   $    2,590
    Gross Profit Margin                                   40.3%         36.6%          35.8%          42.7%        39.3%


    Consolidated Volume                                 207,261       197,085        225,268        240,447      870,061
    Consolidated Net Sales                        $     134,186     $ 129,067     $  146,955      $ 157,255   $  567,463
    Consolidated Gross Profit                            24,381        22,551         29,209         31,550      107,691
    Consolidated Gross Profit Margin                      18.2%         17.5%          19.9%          20.1%        19.0%

    Canadian Depreciation - COGS                            682           691            689            693        2,755

    U.S. Domestic Depreciation - COGS                     1,173         1,309          1,598          1,288        5,368

    U.S. Domestic Depreciation - SG&A                        40           105            116            120          381

    Selling, General & Administrative                     4,586         4,813          6,109          4,473       19,980

    Interest Expense (Net)                                  376           372            431            192        1,372

    Income Before Income Taxes                           17,524        15,260         20,266         24,784       77,835

    Taxes                                                 6,097         5,329          7,655          8,990       28,072
                                              --------------------------------------------------------------------------
    Net Income                                    $      11,427     $   9,931     $   12,611      $  15,794   $   49,763
                                              ==========================================================================
    EPS                                           $        0.37     $    0.32     $     0.40      $    0.50   $     1.58
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,026,716    31,393,506     31,538,496     31,856,310


This historical financial information is for analytical purposes only. The historical financial information presented herein has not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) in that:

     o Transaction Costs are presented separately after tax instead of included in Selling, General and Administrative Expense on a pre-tax basis

     o Restructuring charges are presented separately after-tax instead of included in Income (loss) from operations.

     o Inventory Reserve Adjustments are presented separately after tax instead of included in Gross Profit on a pre-tax basis

     o Depreciation is presented separately instead of included in gross profit and selling, general & administrative